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Brandywine Global Investment Management, LLC

CODE OF ETHICS

January 2016

TABLE OF CONTENTS

I.

Introduction

A.	Individuals Covered by the Code	1
B.	Other Codes of Ethics	1
C.	Standards of Business Conduct	1

II.

Effecting Personal Securities Transactions

A.	Prohibited Securities Transactions	2
B.	Holdings Periods	3
C.	Pre-Clearance Requirements	3
D.	Exceptions to Pre-Clearance Requirements	4
E.	Special Rules Governing Transaction in Reportable Funds	6

III.

Acknowledgement, Disclosure of Accounts and

Reporting of Holdings and Transactions

A.	Acknowledgment of Receipt and Certification	6
B.	Disclosure of Accounts	7
C.	New Disclosable Accounts	7
D.	Holdings and Transaction Reports	7
E.	Exceptions to the Reporting Requirements	8

IV.

Code Administration and Enforcement

A.	Duty to Report Code Violations	8
B.	Exceptions to the Code	8
C.	Sanctions	9
D.	Availability of Reports	9

V.

Definitions

APPENDICIES

I.

Introduction

A.

Individuals Covered by the Code. This Code of Ethics (“Code”)1 applies to all Brandywine Global Investment Management, LLC (“BGIM”) employees, officers and directors, as well as anyone else specifically designated and notified by the BGIM Chief Compliance Officer (“CCO”). All persons covered by the Code are referred to herein as “Access Persons”. Temporary staff, consultants and interns, as well as foreign subsidiary employees, will be reviewed on a case-by-case basis by the CCO to determine whether or not they will be deemed Access Persons.

B.

Other Codes of Ethics. Members of the BGIM board of managers or other individuals who are Access Persons under the Code, but are employed principally by Legg Mason & Co.,  LLC (“LM&Co.”), are subject to the LM&Co. Code of Ethics. Legg Mason shall be responsible for monitoring adherence to the LM&Co. Code.

C.

Standards of Business Conduct. This Code is based on the principle that BGIM owes a fiduciary duty to its clients, and that all Access Persons must therefore avoid activities, interests and relationships that may (i) present a conflict of interest, or the appearance of a conflict of interest, with BGIM’s clients, or (ii) otherwise interfere with BGIM’s ability to make decisions in the best interests of any of its clients. In particular, Access Persons must at all times comply with the following standards of business conduct:

1.

Compliance with Applicable Law. Access Persons must understand and comply with their obligations under “Federal Securities Laws”. Each Access Person is responsible to know, understand and follow the laws and regulations that apply to his or her responsibilities on behalf of BGIM.

2.

Clients Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of clients. For example, an Access Person may not induce or cause a client to take action, or not take action, for the Access Person’s personal benefit at the expense of a client’s best interest.

3.

Avoiding Taking Advantage. Access Persons may not use their knowledge of BGIM’s investment activities or client portfolio holdings to profit from the market effect of such activities or to engage in short-term or other abusive trading in a “Reportable  Fund”. (The list of Reportable Funds is available on the Compliance intranet site).

4.

Avoid Other Inappropriate Relationships or Activities. Access Persons should avoid relationships or activities that could call into question the Access Person’s ability to exercise independent judgment in the best interests of BGIM’s clients.

5.

Investment Opportunities. Access Persons must offer any appropriate investment opportunities to the Firm’s clients before they may take personal advantage of such opportunities.

1 Unless defined when used, all capitalized terms used in this Code of Ethics are defined in Section V below.

6.

Avoid Undue Influence. Access Persons should not cause or attempt to cause client accounts to purchase, sell, or hold an investment in a manner calculated to create personal benefit to the Access Person.

7.

Observe the Spirit of the Code. Doubtful situations should be resolved in favor of BGIM’s clients. Technical compliance with the Code will not automatically insulate from scrutiny any personal securities transaction or other course of conduct that might indicate an abuse of these governing principles.

II.

Effecting Personal Securities Transactions

A.

Prohibited Securities Transactions. Access Persons are subject to the following restrictions on their personal trading activity.

1.

Inside Information. Access Persons are prohibited from engaging in any transaction in a “Security” (or an “Equivalent Security”) at a time when the Access Person is in possession of material non-public information regarding the Security or the issuer of the Security. (A copy of the “Non-Public Information” policy addressing the procedures to follow when a BGIM employee may be in possession of such information can be found in the BGIM Compliance Policies and Procedures Manual available on the Compliance intranet site).

2.

Knowledge. Access Persons are prohibited from engaging in any transaction in a Security (or an Equivalent Security) at a time when the Access Person has knowledge that BGIM has a pending order for, or is considering the purchase or sale of, the Security.

3.

Pre-Clearance Required. Access Persons are prohibited from engaging in any “Securities Transaction” without obtaining the appropriate pre-clearance as set forth in this Code (unless the transaction is subject to an exemption from pre-clearance as set forth in this Code).

4.

Seven-Day Blackout. Access Persons are prohibited from engaging in any transaction in a Security (or an Equivalent Security) that requires pre-clearance within the seven calendar days prior to or following a purchase or sale of the same Security (or an Equivalent Security) in a client account.

5.

Use of Preferred Brokers. Any new account in which a Securities Transaction can be effectuated must be opened at a “Preferred Broker”. Any Access Person who maintains an account at a financial institution other than one of BGIM’s Preferred Brokers is prohibited from engaging in more than 12 Securities Transactions per quarter. (A list of BGIM’s Preferred Brokers is available on the Compliance intranet site).

6.

Commodities and Futures Transactions. Access Persons effectuating commodities and futures transactions must do so through Interactive Brokers as this Preferred Broker has the ability to provide an automated feed for commodities and futures transactions.

7.

Legg Mason, Inc. Stock. Access Persons are prohibited from engaging in any transaction in Legg Mason (NYSE: LM) securities that is not in compliance with the “Legg Mason, Inc. Policies and Procedures Regarding Acquisitions and Dispositions of Legg Mason Securities.” (A copy of this policy is available on the Compliance intranet site).

B.

Holdings Periods. Access Persons are subject to the following limitations:

1.

Any Reportable Fund, including closed-end funds, must be held for at least 60 calendar days.

2.

Any ETF, option on an ETF, or Securities Transaction involving futures on (i) commodities, (ii) indices, (iii) currencies, (iv) bonds, and (iv) interest rates must be held for at least 7 calendar days unless selling at a loss.

3.

There is no holdings period for transactions in money market funds.

4.

Any Security not specifically referenced above must be held for at least 30 calendar days unless selling at a loss.

C.

Pre-Clearance Requirements

1.

Protegent PTA Pre-Clearance. All Access Persons must submit Securities Transaction pre-clearance requests through “Protegent PTA”. In the event that an Access Person is unable to access Protegent PTA, or Protegent PTA is otherwise unable to accommodate the pre-clearance request, requests for such pre-clearance shall be submitted to the CCO or designee on the “Personal Securities Transaction Request Form” (See Appendix A).

2.

Transactions Requiring Special Pre-Clearance. Access Persons are prohibited from engaging in the following types of transactions without prior written approval.

a.

Initial Public Offering (“IPO”). Access Persons are prohibited from acquiring a “Beneficial Interest” in a Security through an IPO without the prior written approval of the Investment Committee and the Compliance Committee. Requests for such approval shall be submitted to the CCO on the “IPO Pre-Approval Form” (See Appendix B).

b.

Private Placement. Access Persons are prohibited from acquiring a Beneficial Interest in a Security through a “Private Placement” without the prior written approval of the Investment Committee and the Compliance Committee. Requests for such approval shall be submitted to the CCO on the “Private Placement Pre-Approval Form” (See Appendix C).

c.

BGIM Commingled Vehicles and Hedge Funds. Access Persons are prohibited from acquiring a Beneficial Interest in a commingled vehicle, hedge fund or other privately offered fund managed by BGIM without the prior written approval of the Investment Committee and the Compliance

Committee. Requests for such approval shall be submitted to the CCO on the “BGIM Private Fund Pre-Approval Form” (See Appendix D).

3.

Length of Pre-Clearance Approval.

a.

Authorization for a Securities Transaction is effective until the earliest of: (i) its revocation by the CCO or designee, (ii) the moment the Access Person learns that the information provided pursuant to the pre-clearance request is not accurate, or (iii) the close of business on the trading day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on that same Monday).

b.

If the order for a Securities Transaction is not placed within that period, a new pre-clearance request must be approved before the Securities Transaction can be placed.

c.

If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order or “good ‘til cancelled” order), it is the responsibility of the Access Person to obtain a new pre-clearance approval.

4.

De Minimis Transactions. Pre-clearance will generally be granted for a Securities Transaction (or series of Securities Transactions) that involves 1,000 shares or less of an equity security executed over a 30-day period if the issuer of the Security has a market capitalization of $5 billion or more. Under no circumstances may an Access Person enter into a Securities Transaction, even if de minimis as defined herein, if: (i) the Access Person is in possession of material non-public information regarding the Security or the issuer of the Security; (ii) the Access Person knows that BGIM is or may be considering a purchase or sale of such Security (or an Equivalent Security) on behalf of a client; (iii) the Access Person knows that BGIM is in the process of acquiring or selling that Security (or an Equivalent Security) on behalf of a client; or (iv) the transaction would violate the prohibition on short-term trading set forth above in Section II.B.

5.

No Explanation Required for Refusals. An Access Person is not required to receive an explanation for a refusal to authorize any Securities Transaction.

D.

Exceptions to Pre-Clearance Requirements. Notwithstanding the foregoing, the following types of Securities Transactions are exempt from pre-clearance:

1.

Open-End Mutual Funds and ETFs. Any purchase or sale of a Security issued by any registered open-end investment company (including a college savings plan established under Section 529(a) of the Internal Revenue Code known as a “Section 529 Plan”), shares issued by unit investment trusts that are invested exclusively in one or more unaffiliated U.S. open-end funds, or any exchange-traded fund that invests in a broad- based index or sector. (While exempt from pre-clearance, however, transactions in Reportable Funds are subject to trading restrictions and must be reported, as set forth below).

2.

Closed-End Mutual Funds. Any Securities Transaction involving closed end mutual funds unless it is advised or sub-advised by BGIM.

3.

Certain Commodities and Futures Transactions: Any Securities Transaction involving futures on (i) commodities, (ii) indices; (iii) the following currencies: Australian dollar, British pound sterling, Canadian dollar, Danish krone, Euro, Japanese yen, New Zealand dollar, Norwegian krone, Swedish krona, Swiss franc, United States dollar; or (iv) interest rates and bonds  issued by the following countries: Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, United Kingdom and the United States. Any Securities Transaction that results from a futures position being automatically “rolled” is also  exempt from pre-clearance.

4.

“Managed Account” Transactions. Securities Transactions in which the Access Person has no direct or indirect influence or control over the account(s); no ability to exercise any investment discretion over the account(s); no ability to direct or suggest purchases or sales of investments in the account(s); no knowledge of, and is neither consulted nor advised of, purchases or sales of investments in the account(s) prior to execution; and has no right to intervene in the trustee or asset manager’s decisions.

5.

Certain Corporate Actions. Securities Transactions pursuant to the following types of corporate actions:

a.

Any acquisition of a Security through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of the Security.

b.

Any acquisition of a Security through the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent the rights were acquired in the issue.

c.

Any disposition of a Security through a tender offer, mandatory call or other corporate action equally available to all holders of such Security (or class of Security).

6.

Automatic Investment Plans. Any Securities Transaction pursuant to an “Automatic Investment Plan”, except where such Plan has been overridden. For example, automatic purchases in an employee stock purchase plan do not require pre-clearance; however, sales of shares from an employee stock purchase plan do require pre- clearance as the instruction is an override of the plan by the Access Person.

7.

Involuntary Options-Related Activity. Any acquisition or disposition of an underlying Security in connection with an option-related transaction that has previously received pre-clearance. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the pre-clearance requirements and trading restrictions of this Code are not applicable to the sale of the underlying Security.

B.

Disclosure of Accounts. Within 10 calendar days of becoming an Access Person under this Code, each Access Person must disclose the existence of each account in which Securities Transactions can be effectuated and in which the Access Person has a Beneficial Interest (each a “Disclosable Account”). By way of example, Disclosable Accounts include, but are not limited to:

1.

brokerage accounts held at a Preferred Broker;

2.

brokerage accounts held at a non-Preferred Broker;

3.

employee stock purchase plan accounts for the purchase of Legg Mason (or other) securities (e.g., former employers or spouse’s employer);

4.

individual retirement accounts (“IRA”);

5.

401(k) or 403(b) accounts (e.g., current 401(k), former employer 401(k), spouse’s 401(k));

6.

Automatic Investment Plan accounts;

7.

Section 529 Plan accounts;

8.

Managed Accounts;

9.

accounts that hold only non-Reportable Funds and in which no other type of Security may be held (“Mutual Fund-Only Account”);

10.

accounts for the exercise of Legg Mason (or other) stock options;

11.

any of the foregoing accounts held by an “Immediate Family” member living in the same household as the Access Person.

C.

New Disclosable Accounts. An Access Person wishing to open a new Disclosable Account must provide the CCO the information requested on the “Account Change Form” (See Appendix F).

D.

Holdings and Transaction Reports

1.

Initial and Annual Holdings Reports. Within 10 calendar days of becoming an Access Person, and annually thereafter, each Access Person must supply the CCO with a list of all “Reportable Securities” in which the Access Person has a Beneficial Interest. (“Holdings Report”). The information in the Holdings Report must be current as of a date not more than 45 days prior to the individual's becoming an Access Person or, for annual reports, not more than 45 days prior to the date the annual Holdings Report is submitted.

2.

Quarterly Transaction Reports. Access Persons must report all Securities Transactions to the CCO on a quarterly basis. In order to satisfy this obligation, an Access Person may either: (i) maintain his or her accounts at a Preferred Broker; (ii) arrange for the delivery of duplicate copies of confirmations or periodic account statements directly to the Compliance Department; or (iii) for Securities Transactions that do not otherwise appear on an account statement, report the Securities Transaction to the CCO within 15 days after the end of the calendar quarter in which the transaction took place.

E.

Exceptions to the Reporting Requirements. Notwithstanding the obligation to report all Securities Transactions to the CCO on a quarterly basis, Access Persons are not required to provide duplicate copies of confirmations or periodic account statements, and need not report individual Securities Transactions, for the following types of accounts. However, the existence of such accounts must be disclosed in accordance with Section III.A., above, and copies of statements must be made available for review at the specific request of the CCO.

1.

accounts held at a Preferred Broker;

2.

Legg Mason employee stock purchase plan accounts;

3.

Legg Mason stock option accounts held at Merrill Lynch;

4.

Brandywine 401(k) accounts;

5.

other 401(k), 403(b) and Section 529 accounts if these accounts can only hold Mutual Funds that are not Reportable Funds;

6.

Automatic Investment Plan accounts;

7.

Managed Accounts; and

8.

Mutual Fund-Only Accounts.

IV.

Code Administration and Enforcement

A.

Duty to Report Code Violations. It is the responsibility of all Access Persons to report promptly any suspected or actual violation of this Code to the CCO, the Compliance Committee or any member of the Compliance Committee. Such reports may be oral or in writing, need not be signed and may be anonymous. BGIM will not retaliate or allow its Access Persons to retaliate against any Access Person who, in good faith, reports a suspected violation of the Code.

B.

Exceptions to the Code. Unless otherwise noted herein, exceptions to the limitations set forth in this Code may only be granted by the CCO (or designee) in such circumstances as the CCO (or designee) concludes are appropriate and pursuant to such conditions as the CCO (or designee) determines are necessary. Such exceptions will only be granted if the CCO (or designee) concludes that the contemplated action does not pose a material conflict of interest of the nature sought to be mitigated or eliminated by this Code. Without limiting the generality of the foregoing, the CCO (or designee) will review each trade restricted by the seven-day blackout period set forth in Section II.A.4 above and make a determination as to whether to grant a waiver from the seven-day restriction for such trade based on the standards set forth in this Section IV.B.

C.

Sanctions. The Compliance Committee may impose sanctions or take other action against an Access Person who violates this Code. Possible sanctions or actions may include, but are not limited to, verbal warning, letter of reprimand, suspension of personal trading privileges, reversal of or forfeiture of profits from an improper Securities Transaction, fine, suspension of employment (with or without pay), civil referral to the Securities and Exchange Commission, criminal referral or termination of employment. In the event that the Compliance Committee requires forfeiture of profits from an improper Securities Transaction, the Compliance Committee shall compute the amount of any profit to be forfeited and may require donation of the forfeited amount to a charitable organization of the Compliance Committee's choosing. Such donations shall not result in any net tax benefit to the Access Person.

D.

Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to: (a) the Compliance Department, (b) the Compliance Committee,

(c) the Access Person's department manager, (d) the BGIM Board of Managers, (e) the Legg Mason Legal and Compliance Department, (f) the chief compliance officer or board of directors of any Reportable Fund, (g) any attorney or agent of the foregoing or of a Reportable Fund, (h) any party to which any investigation is referred by any of the foregoing,

(i) the Securities and Exchange Commission, (j) any self-regulatory organization governing the activity involved, (k) any state regulatory authority, or (l) any federal or state criminal authority.

V.

Definitions

When used in the Code, the following terms have the meanings set forth below:

“Automatic Investment Plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in or from investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

“Beneficial Interest” means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Security.

An Access Person is deemed to have a Beneficial Interest in the following:

1.

any Security owned individually by the Access Person;

2.

any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, partnerships, trusts and controlling interests in corporations); and

3.

any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

a.

the Security is held in an account over which the Access Person has decision making authority or otherwise influences and controls (for example, the Access Person acts as trustee, executor, or guardian); or

b.

the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

An Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person.

“Equivalent Security” means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or Security otherwise convertible into that Security. Options on Securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

“Federal Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Advisers Act of 1940, title V of the Gramm-Leach-Bliley Act, any rules adopted by the Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to BGIM and any Reportable Funds, and any rule adopted thereunder by the Securities and Exchange Commission or the Department of the Treasury.

“Immediate Family” of an Access Person means any of the following persons:

child	grandparent	son-in-law
stepchild	spouse	daughter-in-law
grandchild	sibling	brother-in-law
parent	mother-in-law	sister-in-law
stepparent	father-in-law

Immediate Family includes other relationships (whether or not recognized by law) that the BGIM Compliance Department determines could lead to the potential conflicts of interest, diversions of corporate opportunity or appearances of impropriety, which this Code is intended to prevent.

“Initial Public Offering” means an offering of securities registered under the Securities  Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act.

“Managed Account” means an account where an Access Person has no:

1.

Direct or indirect influence or control over the account(s);

2.

Ability to exercise any investment discretion over the account(s);

3.

Ability to direct purchases or sales of investments in the account(s);

4.

Ability to suggest purchases or sales of investments in the account(s);

5.

Knowledge of, and is neither consulted nor advised of, purchases or sales of investments in the account(s) prior to execution; and

6.

Right to intervene in the trustee or asset manager’s decisions.

“Preferred Broker” means a broker/dealer that provides an automated, electronic feed of Access Person Securities Transaction information directly into Protegent PTA.

“Private Placement” means an offering that is exempt from registration pursuant to  Section 4(2) or Section 4(6) of the Securities Act of 1933, as amended, or pursuant to Rules 504, 505 or 506 of Regulation D thereunder. For the avoidance of doubt, the term “Private Placement” includes investment in any hedge fund, private equity fund, venture capital fund, limited partnership, limited liability company or other privately offered investment vehicle.

“Protegent PTA” means the Protegent Personal Trading Assistant, a web browser-based automated personal trading compliance platform used by the Compliance Department to administer this Code.

“Reportable Fund” means any fund registered under the Investment Company Act that (a) is advised or sub-advised by BGIM, or (b) is advised, sub-advised, or principally  underwritten by Legg Mason or any entity controlled or under common control with Legg Mason. Reportable Funds include, but are not necessarily limited to the Legg Mason Partners Funds, the Legg Mason Funds, the Western Asset Funds and the Royce Funds.

“Reportable Security” means any Security (as defined herein) other than the following:

1.

Direct obligations of the Government of the United States;

2.

Bankers’ acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements;

3.

Shares issued by money market funds;

4.

Shares issued by open-end funds other than Reportable Funds; and

5.

Shares issued by unit investment trusts that are invested exclusively in unaffiliated open- end funds.

“Securities Transaction” means the purchase, sale, redemption or other transaction in a Security in which an Access Person has or acquires a Beneficial Interest.

“Security” means any security as defined by the Investment Advisers Act of 1940,

Investment Company Act of 1940 or any other financial or investment instrument, including stocks, treasury stock, notes, bonds, debentures, closed-end funds, open-end funds, offshore funds, exchange traded funds, hedge funds, limited partnership interests, unit investment trust shares, options (including any put, call or straddle), futures, swaps, warrants, investments in commodities or commodities-related instruments, or any derivative instruments.

Personal Securities Transaction Request Form

Appendix A

Name:

Date:

Department:

1.

Manual Preclearance (unable to pre-clear in PTA)

Exception Request

2.

Type of Security

Stock

Bond

Option

Other:

3.

Name of Security:

4.

Symbol or CUSIP:

5.

Buy

Sell

Long

Short

6.

Number of Shares:

7.

Brokerage Firm:

8.

Account Number:

9.

Are you a registered representative of Legg Mason Investor Services?

Yes

No

10.

In making this pre-clearance request, I hereby certify that:

•

I am not in possession of material non-public information about this Security or the issuer of this Security;

•

I have no knowledge that BGIM has a pending order for, or is considering, the purchase or sale of this Security;

•

I have held this Security for the required holding period;

•

I have no reason to believe that this transaction presents a conflict of interest with any BGIM client; and

•

This Securities Transaction request complies with all other applicable provisions of the Code.

Note: This “Personal Securities Transaction Request Form” must be signed by the CCO (or designee) prior to order entry. If granted, this approval is effective only until the close of business on the trading day on which it is granted.

Access Person’s Signature:

Date:

***********************************

Approved Denied

Compliance Signature:

Date:

Print Name:

January 2016

A-1

Appendix B

IPO Pre-Approval Form

Name:

 Date:  Department:_

1.

Name of Security:

2.

Symbol or CUSIP:

3.

Number of Shares/$ Value:

4.

Brokerage Firm:

5.

Account Number:

6.

Are you a registered representative of Legg Mason Investor Services?

Yes

No

7.

Attach a copy of the prospectus, offering memorandum or similar document.

In making this request, I hereby certify that:

•

To the best of my knowledge, my participation in the IPO will not misappropriate an investment opportunity that should have been first offered to a client of BGIM;

•

I am not receiving a personal benefit, in the form of this opportunity to invest in this IPO, for directing client business or brokerage, or by virtue of my position with BGIM;

•

I have no reason to believe that this transaction presents a conflict of interest with any BGIM client; and

•

I understand that I must receive pre-approval in writing from the Compliance Committee and Investment Committee prior to order entry.

Access Person’s Signature

Date

***********************************

(Continued on page B-2)

Appendix B

To be completed by the Compliance Committee:

1.

Does this investment present a conflict, or potential conflict, of interest with any BGIM client?

Yes No

2.

Is there any other reason why this investment should be denied?

Yes No

Approved Denied

Compliance Committee Signature: Date:

Printed Name:

*********************************** To be completed by the Investment Committee:

1.

Should the investment opportunity be first offered to eligible clients?

Yes No

2.

Is the opportunity being offered to the Access Person for directing client business or brokerage, or as a result of the Access Person's position at BGIM?

Yes No

3.

Does a conflict, or potential conflict, of interest exist with any BGIM client?

Yes No

4.

Is there any other reason why this investment should be denied?

Yes No

Approved Denied

Investment Committee Signature: Date:

Printed Name:

Private Placement Pre-Approval Form

Appendix C

(Includes hedge funds, private equity funds, venture capital funds, limited partnerships, limited liability companies or other privately offered investment vehicles)

Name:

 Department:_  Date:

1.

Name of corporation, partnership or other entity:

2.

Type of security or fund:

Hedge Fund

Limited Partnership

Private Equity Partnership

Venture Capital Fund

Other:

3.

Is this:

Initial Investment

Subsequent Investment

4.

Nature of your planned participation:

Stockholder

General Partner

Limited Partner

Other:

5.

Planned date of transaction:

6.

Size of offering (if a fund, size of fund):

7.

Size of your participation:

8.

What firm or person is making this offering available to you?

9.

What is your relationship with this firm or person?

10.

If the organization is a fund – describe the investment objectives of the fund (e.g. value, growth):

11.

Will you participate in any investment decisions?  Yes  No

If yes, please describe:

12.

Do you plan to solicit or market this investment to others?  Yes  No

13.

Describe how you became aware of this investment opportunity:

Appendix C

14.

If this is a Limited Partnership, LLC, or other such business opportunity, please briefly describe the nature of the business:

15.

Are you a registered representative of Legg Mason Investor Services?  Yes  No (If yes, a copy of the form will be sent to LMIS Compliance)

16.

A copy of the prospectus, offering memorandum, corporate charter, partnership agreement, or similar document must be attached.

17.

Additional Comments (if needed):

In making this request, I hereby certify that:

•

To the best of my knowledge, my participation in the Private Placement will not misappropriate an investment opportunity that should have been first offered to a client of BGIM;

•

I am not receiving a personal benefit, in the form of this opportunity to invest in this Private Placement, for directing client business or brokerage, or by virtue of my position with BGIM;

•

I have no reason to believe that this transaction presents a conflict of interest with any BGIM client; and

•

I understand that I must receive pre-approval in writing from the Compliance Committee and Investment Committee prior to investing.

Access Person’s Signature

Date

**********************************

To be completed by the Compliance Committee:

1.

Does this investment present a conflict, or potential conflict, of interest with any BGIM client?

Appendix C

Yes No

2.

Is there any other reason why this investment should be denied?

Yes No

Approved Denied

Compliance Committee Signature:

Date:

Printed Name:

**********************************

To be completed by the Investment Committee:

1.

Should the investment opportunity be first offered to eligible clients?

Yes No

2.

Is the opportunity being offered to the Access Person for directing client business or brokerage, or as a result of the Access Person's position at BGIM?

Yes No

3.

Does a conflict, or potential conflict, of interest exist with any BGIM client?

Yes No

4.

Is there any other reason why this investment should be denied?

Yes No

Approved Denied

Investment Committee Signature:

Date:

Printed Name:

BGIM Private Fund Pre-Approval Form

(Includes Commingled Funds and Hedge Funds)

Appendix D

Name:

 Department:_  Date:

1.

Name of Fund:

2.

Type of security or fund:

Commingled Vehicle

Hedge Fund

Other:

3.

Is this:

Initial Contribution

Subsequent Contribution

4.

Size of your contribution ($):

5.

Do you analyze, recommend or make investment decisions for this fund?

Yes

No

If yes, please describe:

_

Additional Comments (if needed):

In making this request, I hereby certify that:

•

To the best of my knowledge, my participation in the fund will not misappropriate an investment opportunity that should have been first offered to a client of BGIM;

•

I have no reason to believe that this transaction presents a conflict of interest with any BGIM client; and

•

I understand that I must receive pre-approval in writing from the Compliance Committee and Investment Committee prior to investing.

Access Person’s Signature

Date

********************************** To be completed by the Compliance Committee:

Appendix D

1.

Does this investment present a conflict, or potential conflict, of interest with any BGIM client?

Yes

No

2.

Is there any other reason why this investment should be denied?

Yes

No

Approved

Denied

Compliance Committee Signature:

Date:

Printed Name:

**********************************

To be completed by the Investment Committee:

1.

Should the investment opportunity be first offered to eligible clients?

Yes

No

2.

Does a conflict, or potential conflict, of interest exist with any BGIM client?

Yes

No

3.

After this investment, Access Person investments will equal

% of the portfolio’s assets.

4.

Is there any other reason why this investment should be denied?

Yes

No

Approved

Denied

Investment Committee Signature:

Date:

Printed Name:

Appendix E

Last Name

First Name

Middle Initial

Acknowledgement of Receipt of Code of Ethics and Certification

1. Acknowledgement

I acknowledge that I have received a copy of the most recent BGIM Code of Ethics (the “Code”) and I represent that:

a.

I have read the Code and I understand that it applies to me and to all Securities Transactions1 in which I have or acquire any Beneficial Interest. I have read the definition of “Beneficial Interest” and I understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

b.

I agree that in case of a violation, I may be subject to various possible sanctions (pursuant to section

VII.C of the Code) as determined by the Compliance Committee. Possible sanctions or actions may include, but are not limited to, verbal warning, letter of reprimand, suspension of personal trading privileges, reversal of or forfeiture of profits from an improper Securities Transaction, fine, suspension of employment (with or without pay), civil referral to the Securities and Exchange Commission, criminal referral or termination of employment.

c.

I will comply with the Code.

I also acknowledge that I have received a copy and will abide by the terms of the current BGIM Compliance Policies and Procedures Manual and Legg Mason Code of Conduct (Note: copies of these documents are always available on the Compliance Intranet site).

1 All capitalized terms have the same definition as set forth in the Code of Ethics.

Appendix E

2. Disclosable Accounts and Securities Holdings

Instructions:

Table 1 -- Preferred Broker Accounts

•

A Preferred Broker account is an account held at a broker/dealer that provides an automated, electronic feed of Access Person Securities Transaction information directly into Protegent PTA. (A list of the BGIM Preferred Brokers is available on the Compliance intranet site).

•

Provide the information requested below for each account held at a Preferred Broker in which you have Beneficial Interest.

•

You must attach a copy of the most recent account statement(s).

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF BROKER DEALER, BANK, OR OTHER FINANCIAL INTERMEDIARY	ACCOUNT TITLE acct holder’s name and (acct type)	RELATIONSHIP if acct holder is not the Access Person	ACCOUNT NUMBER
Ex: Smith Barney	Jane Smith (IRA)	Spouse	xxx-xxxxx

Appendix E

Instructions:

Table 2 -- Non-Preferred Broker Accounts

•

A non-Preferred Broker account is an account held at a broker/dealer that does not provide an automated, electronic feed of Access Person Securities Transaction information directly into Protegent PTA.

•

Provide the information requested below for each account held at a non-Preferred Broker in which you have Beneficial Interest.

•

You must attach a copy of the most recent account statement(s).

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF BROKER DEALER, BANK, OR OTHER FINANCIAL INTERMEDIARY	ACCOUNT TITLE acct holder’s name and (acct type)	RELATIONSHIP if acct holder is not the Access Person	ACCOUNT NUMBER
Ex: Goldman Sachs	Jane Smith (IRA)	Spouse	xxx-xxxxx

Appendix E

Instructions:

Table 3 – Mutual Fund-Only Accounts

•

A Mutual Fund-Only account is an account that holds only non-Reportable Funds, and in which no other type of Security may be held. (A list of Reportable Funds is available on the Compliance Intranet site).

•

Provide the information requested below for each Mutual Fund-Only account in which you have a Beneficial Interest.

•

You must attach a copy of the most recent account statement(s).

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF BROKER DEALER, BANK, OR OTHER FINANCIAL INTERMEDIARY	ACCOUNT TITLE acct holder’s name and (acct type)	RELATIONSHIP if acct holder is not the Access Person	ACCOUNT NUMBER
Ex: Vanguard	Jane Smith (IRA)	Spouse	xxx-xxxxx

Appendix E

Table 4 – Managed Accounts

Instructions:

•

Provide the information requested below for each Managed Account in which you have a Beneficial Interest.

•

A Managed Account is an account where you have no direct or indirect influence or control over the account(s); no ability to exercise any investment discretion over the account(s); no ability to direct or suggest purchases or sales of investments in the account(s); no knowledge of, and are neither consulted nor advised of, purchases or sales of investments in the account(s) prior to execution; and have no right to intervene in the trustee or asset manager’s decisions.

•

You must attach a copy of the most recent account statement(s).

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF INVESTMENT MANAGER	ACCOUNT TITLE acct holder’s name and (acct type)	RELATIONSHIP if acct holder is not the Access Person	ACCOUNT NUMBER
Ex: ABC Investment Management	Jane Smith	Spouse	xxx-xxxxx

Appendix E

Instructions:

Table 5 – Other Disclosable Accounts

•

Other Disclosable Accounts include any accounts, not previously disclosed in Tables 1 through 4, in which you have a Beneficial Interest and where Securities Transactions can be effectuated.

•

Other Disclosable Accounts include (but are not limited to) a Legg Mason employee stock purchase plan account, a spouse’s employee stock purchase plan account, the Brandywine 401(k), a spouse’s 401(k) or 403(b) that can only hold mutual funds, a Section 529 account for your child, a direct investment program (“DRIP”) account, an employee stock option account, or any of these accounts if owned by an Immediate Family member who resides in your household.

•

As detailed in Section III.E. of the Code, you do not need to attach a duplicate statement if the account is: (i) a Legg Mason employee stock purchase plan account; (ii) a Legg Mason stock option account held at Merrill Lynch; (iii) a Brandywine 401(k) account; (iv) a 401(k), 403(b) or Section 529 account that can not hold Reportable Funds; or (v) an Automatic Investment Account. However, at any time upon specific request of the CCO, copies of statements must be made available for review.

•

You must attach a copy of the most recent account statement(s) for any other Disclosable Account.

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF BROKER DEALER, BANK, EMPLOYER, ETC.	ACCOUNT TITLE acct holder’s name and (acct type)	RELATIONSHIP if acct holder is not the Access Person	ACCOUNT NUMBER/ PLAN NUMBER
Ex: Acme Widget Company	Jane Smith (employee stock purchase plan account)	Spouse	xxx-xxxxx

Appendix E

Instructions:

Table 6 – Other Securities/Holdings

•

Provide the information requested for any other Security in which you have a Beneficial Interest that is not held in an account listed in Tables 1 through 5. Examples may be investments in Private Placements (e.g., hedge funds, private equity funds, venture capital funds, limited partnerships, limited liability companies) or paper stock certificates.

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

•

Attach a separate sheet if necessary.

NAME OF SECURITY OWNER	RELATIONSHIP if security owner is not the Access Person	NAME/TITLE OF SECURITY	TYPE OF SECURITY	TICKER OR CUSIP	NUMBER OF SHARES / PRINCIPAL AMOUNT

3. Electronic Communication Disclosure

Instructions:

•

Provide a list of all Instant Messaging (“IM”) screen names, including service provider (i.e., johndoe

- AIM) under which you conduct Brandywine Global business.

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

IM SCREEN NAMES

Appendix E

4. Outside Business Activities

Instructions:

•

Provide a list of all Outside Business Activities that that you are currently engaged in.

•

Do not leave blank. Indicate “N/A” or “None” if appropriate.

NAME OF ORGANIZATION	DESCRIPTION OF DUTIES

5. Attestation of Personal Disciplinary History

The following information is required in order to ensure that BGIM’s public disclosure document (Form ADV) is continuously up to date. (No information need be given with respect to minor traffic offenses).

Have you ever:

A(1)

Yes

No

been convicted of or plead guilty or nolo contendere (“no contest”) in a domestic, foreign, or military court to any felony?

A(2)

Yes

No

been charged with any felony?

B(1)

Yes

No

been convicted of or plead guilty or nolo contendere (“no contest”)

in a domestic, foreign, or military court to a misdemeanor involving: investments or an investment-related business, or any fraud, false statements, or omissions, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion, or a conspiracy to commit any of these offenses?

B(2)

Yes

No

been charged with a misdemeanor involving: investments or an investment-related business, or any fraud, false statements, or omissions, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion, or a conspiracy to commit any of these offenses?

Appendix E

Has the SEC or the Commodity Futures Trading Commission (“CFTC”) ever:

C(1)

Yes

No

found you to have made a false statement or omission?

C(2)

Yes

No

found you to have been involved in a violation of SEC or CFTC regulations or statute?

C(3)

Yes

No

found you to have been a cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

C(4)

Yes

No

entered an order against you in connection with investment-related activity?

C(5)

Yes

No

imposed a civil money penalty on you, or ordered you to cease and desist from any activity?

Has any other federal regulatory agency, any state regulatory agency, or any foreign financial regulatory authority:

D(1)

Yes

No

ever found you to have made a false statement or omission, or being dishonest, unfair, or unethical?

D(2)

Yes

No

ever found you to have been involved in a violation of investment-

related regulations or statutes?

D(3)

Yes

No

ever found you to have been a cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

D(4)

Yes

No

in the past ten years, entered an order against you in connection with an investment-related activity?

D(5)

Yes

No

ever denied, suspended or revoked your registration or license, or otherwise prevented you, by order, from associating with an investment-related business or restricted your activity?

Has any self-regulatory organization or commodities exchange ever:

E(1)

Yes

No

found you to have made a false statement or omission?

E(2)

Yes

No

found you to have been involved in a violation or its rules (other than a violation designated as a “minor rule violation” under a plan approved by the SEC)?

Appendix E

E(3)

Yes

No

found you to have been the cause of an investment-related

business having its authorization to do business denied, suspended, revoked, or restricted?

E(4)

Yes

No

disciplined you by expelling or suspending you from membership,

barring or suspending you from association with other members, or otherwise restricting your activities?

Please provide an explanation for any “Yes” responses above (attach a separate sheet if needed):

6. Conflicts of Interest Disclosure

Check “Yes” or “No” to each of the statements listed below.

YES

NO

a.

A member of my immediate family is employed by a broker-dealer

b.

A member of my immediate family is a director or executive officer of a publicly traded company

c.

I have formerly served as a director or executive officer of a publicly traded company

d.

A member of my immediate family has formerly served as a director or executive officer of a publicly traded company

e.

I am a direct owner of 5% or more of the voting securities of a publicly traded company

f.

A member of my immediate family is a direct owner of 5% or more of the voting securities of a publicly traded company

g.

I have a personal relationship with a director (or candidate for directorship) or executive officer of a publicly traded company

h.

A member of my immediate family has a personal relationship with a director (or candidate for directorship) or executive officer of a publicly traded company

Please provide an explanation for any “Yes” responses above (attach a separate sheet if needed):

Appendix E

7. Certification

a.

I hereby certify that I will comply with all applicable requirements of the BGIM Code of Ethics. Specifically, I hereby certify that:

i

I will not execute any Securities Transaction at a time when I possessed material non-public information regarding the Security or the issuer of the Security.

ii.

I will not execute any Securities Transaction with the intent of raising, lowering, or maintaining the price of any Security or to create a false appearance of active trading.

iii.

I will not execute any Securities Transaction when I was in possession of non-public information to the effect that BGIM (i) was or may have been considering an investment in or sale of such Security on behalf of its clients, or (ii) had an open, executed, or pending portfolio transaction in such Security on behalf of its clients.

iv.

I will not use my knowledge of the portfolio holdings of a Reportable Fund to engage in any trade or short-term trading strategy involving such Fund that may have conflicted with the best interests of the Fund and its shareholders.

v.

I will obtain the required written approval prior to acquiring a Security in an IPO or Private Placement.

vi.

I will report and acknowledge all Gifts and Business Entertainment received or given.

vii.

I will obtain the required written approval prior to making a Political Contribution to any elected official or candidate.

b.

I further certify that the information on this form is accurate, complete, and current in all material respects as of a date no more than 45 days prior to the date hereof.

c.

I have listed all Disclosable Accounts in which I have a Beneficial Interest as defined by the Code in Tables 1-6.

Access Person’s Name:

Access Person’s Signature:

Date:

Account Change Form

Appendix F

Name: Department:
Opened Closed Changed Brokerage Firm/Bank/Employer: Account Number: Account Name: Brokerage Account Mutual Fund Only Managed Other :
Opened Closed Changed Brokerage Firm/Bank/Employer: Account Number: Account Name: Brokerage Account Mutual Fund Only Managed Other :
Opened Closed Changed Brokerage Firm/Bank/Employer: Account Number: Account Name: Brokerage Account Mutual Fund Only Managed Other :

Access Person Signature

Date

Compliance Approval

Date

January 2016

F-1

Appendix G

Managed Account Certification

Instructions: Please complete the certification regarding the following investment account(s) that are maintained and managed on a discretionary basis by a third-party manager or trustee, and in which you have a beneficial interest:

Account Number	Account Name	Investment Manager

I HEREBY CERTIFY THAT:

1.

I do not have any direct or indirect influence or control over the account(s);

2.

I do not exercise any investment discretion over the account(s);

3.

I do not direct purchases or sales of investments in the account(s);

4.

I do not suggest purchases or sales of investments in the account(s);

5.

I have no knowledge of, and am neither consulted nor advised of, purchases or sales of investments in the account(s) prior to execution; and

6.

I have no right to intervene in the trustee or asset manager’s decisions.

Access Person’s Signature

Print Name

Date

Note: You will be asked to make this certification periodically going forward.

January 2016

G-1